UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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TELESTONE TECHNOLOGIES CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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TELESTONE TECHNOLOGIES CORPORATION
Floor 6, Saiou Plaza
No. 5 Haiying Road, Fengtai Technology Park
Beijing, China 100070
86-10-836-70505

June 1, 2006

Dear Shareholders:

On behalf of the Board of Directors and management of Telestone Technologies Corporation (the "Company"), I cordially invite you to attend the Annual Meeting of Shareholders (the “Annual Meeting”) to be held on Monday, July 10, 2006, at 10:00 a.m., local time, at the offices of Kirkpatrick & Lockhart Nicholson Graham LLP, 599 Lexington Avenue, New York, NY 10022.

The matters to be acted upon at the meeting are fully described in the attached Notice of Annual Meeting of Shareholders and Proxy Statement. In addition, certain directors and executive officers of the Company will be present to respond to any questions that you may have. Accompanying the attached Proxy Statement is the Company's Annual Report for 2005. This report describes the financial and operational activities of the Company.

Whether or not you plan to attend the Annual Meeting, please complete, sign and date the enclosed proxy card and return it in the accompanying envelope as promptly as possible. Representation of at least a majority of all outstanding shares of Common Stock is required to constitute a quorum. If you attend the Annual Meeting, and I hope you will, you may vote your shares in person even if you have previously mailed in a proxy card.

We look forward to greeting our shareholders at the meeting.

Sincerely,

/s/ Han Daqing
Han Daqing President, Chief Executive
Officer, President, Director and Chairman of the Board

TELESTONE TECHNOLIGES CORPORATION
Floor 6, Saiou Plaza
No. 5 Haiying Road, Fengtai Technology Park
Beijing, China 100070

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JULY 10, 2006

TO THE SHAREHOLDERS OF TELESTONE TECHNOLOGIES CORPORATION:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Annual Meeting") of Telestone Technologies Corporation, a Delaware corporation (hereinafter the "Company"), will be held at the offices of Kirkpatrick & Lockhart Nicholson Graham LLP, 599 Lexington Avenue, New York, NY 10022 on Monday, July 10, 2006 at 10:00 a.m. for the following purposes:

1.	To elect seven (7) directors of the Company to hold office until the next Annual Meeting or until their respective successors are duly elected and qualified;

2.	To transact such other business as may properly come before the meeting or any adjournments thereof.

The Board of Directors has fixed the close of business on May 17, 2006 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof. Representation of at least a majority of all outstanding shares of Common Stock is required to constitute a quorum. Accordingly, it is important that your stock be represented at the Annual Meeting. The list of shareholders entitled to vote at the Annual Meeting will be available for examination by any shareholder by request for the ten (10) days immediately preceding July 10, 2006.

Whether or not you plan to attend the Annual Meeting, please complete, date and sign the enclosed proxy card and mail it promptly in the self-addressed envelope enclosed for your convenience. You may revoke your proxy at anytime before it is voted.

By Order of the Board of Directors,

/s/ Han Daqing
Han Daqing President, Chief Executive Officer, Director and Chairman of the Board
June 1, 2006

YOUR VOTE IS IMPORTANT, ACCORDINGLY, WE URGE YOU TO DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD, REGARDLESS OF WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.

TELESTONE TECHNOLOGIES CORPORATION

TELESTONE TECHNOLIGES CORPORATION
Floor 6, Saiou Plaza
No. 5 Haiying Road, Fengtai Technology Park
Beijing, China 100070

PROXY STATEMENT

For Annual Meeting of Shareholders
to be Held on July 10, 2006

Approximate Mailing Date of Proxy Statement and Form of Proxy: June 1, 2006.

INFORMATION CONCERNING VOTE
General

This Proxy Statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by the Board of Directors of Telestone Technologies Corporation, a Delaware corporation (hereinafter, the "Company"), for use at the annual meeting of shareholders to be held on Monday, July 10, 2006, at 10:00 a.m., and at any and all adjournments thereof (the "Annual Meeting"), with respect to the matters referred to in the accompanying notice. The Annual Meeting will be held at the offices of Kirkpatrick & Lockhart Nicholson Graham LLP, 599 Lexington Avenue, New York, NY 10022.

Voting Rights and Outstanding Shares

Only shareholders of record at the close of business on May 17, 2006 are entitled to notice of and to vote at the Annual Meeting. At the close of business on May 17, 2006, 8,602,106 shares of Common Stock, par value $.0001 per share (the "Common Stock"), of the Company were issued and outstanding. Each share of Common Stock entitles the record holder thereof to one (1) vote on all matters properly brought before the Annual Meeting.

Revocability of Proxies

A shareholder who executes and mails a proxy in the enclosed return envelope may revoke such proxy at any time prior to its use by notice in writing to the Secretary of the Company, at the above address, or by revocation in person at the Annual Meeting. Unless so revoked, the shares represented by duly executed proxies received by the Company prior to the Annual Meeting will be presented at the Annual Meeting and voted in accordance with the shareholder's instructions marked thereon. If no instructions are marked thereon, proxies will be voted FOR the election as directors of the nominees named below under the caption "ELECTION OF THE BOARD OF DIRECTORS." In their discretion, the proxies are authorized to consider and vote upon such matters incident to the conduct of the Annual Meeting and upon such other business matters or proposals as may properly come before the Annual Meeting that the Board of Directors of the Company does not know a reasonable time prior to this solicitation will be presented at the Annual Meeting.

Voting Procedures

All votes shall be tabulated by the inspector of elections appointed for the Annual Meeting, who shall separately tabulate affirmative and negative votes, abstentions and broker-dealer non-votes. The presence of a quorum for the Annual Meeting, defined here as a majority of the votes entitled to be cast at the Annual Meeting, is required. Votes withheld from director nominees and abstentions will be counted in determining whether a quorum has been reached. Broker-dealer non-votes are not counted for quorum purposes.

Assuming a quorum has been reached, a determination must be made as to the results of the vote on each matter submitted for shareholder approval. Director nominees must receive a plurality of the votes cast at the Annual Meeting, which means that a vote withheld from a particular nominee or nominees will not affect the outcome of the Annual Meeting.

ELECTION OF THE BOARD OF DIRECTORS

The Board of Directors has nominated seven (7) persons to be elected as Directors at the Annual Meeting and to hold office until the next annual meeting or until their successors have been duly elected and qualified. It is intended that each proxy received by the Company will be voted FOR the election, as directors of the Company, of the nominees listed below, unless authority is withheld by the shareholder executing such proxy. Shares may not be voted cumulatively. Each of such nominees has consented to being nominated and to serve as a director of the Company if elected. If any nominee should become unavailable for election or unable to serve, it is intended that the proxies will be voted for a substitute nominee designated by the Board of Directors. At the present time, the Board of Directors knows of no reason why any nominee might be unavailable for election or unable to serve. The proxies cannot be voted for a greater number of persons than the number of nominees named herein.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THIS PROPOSAL

Director Nominees

The following table sets forth certain information with respect to the nominees for directors:

			Director of the
Name	Age	Company Position and Offices Held	Company Since

Han Daqing	41	Director, President, Chief Executive Officer, Chairman of the Board	August, 2004

Luo Zhengbin	65	Director, Chief Technology Officer	August, 2004

Xu Yunxiao	36	Director, Member of the Audit Committee, Member of the Compensation Committee, Member of Nominations and Corporate Governance Committee	August, 2004

Zhao Peng	41	Director, Member of the Compensation Committee, Member of Nominations and Corporate Governance Committee	August, 2004

Zhu Lian	49	Director, Member of the Audit Committee	August, 2004

Chen Xuefeng	43	Director, Member of the Audit Committee, Member of Nominations and Corporate Governance Committee	December, 2004

Zhang Xingang	42	Director, Member of the Compensation Committee	December, 2004

Han Daqing, has served as President, Chairman of our Board of Directors and a member of our Board of Directors since August 23, 2004. Mr. Han has served as a member of the Board of Directors of our wholly-owned indirect subsidiary, Beijing Telestone Technology Co., Ltd. (“Telestone China”), since its inception in October, 1997 and as Chief Executive Officer since January, 2002. Prior to assuming his Chief Executive Officer duties with Telestone, from 1996 to 2002, Mr. Han was the Chief Representative of the Beijing Office of Allgon Systems AB, an international telecommunications conglomerate. Mr. Han holds a Bachelors Degree in Computer Engineering and Masters degree in Digital Communication Engineering, both from the Xidian University of Electronic Science & Technology. In addition, Mr. Han holds a Masters of Business Administration from CITY University.

Luo Zhengbin, has served as Chief Technology Officer and as a member of our Board of Directors since August 23, 2004. Mr. Luo has served as Vice President and Chief Technology Officer of our wholly owned subsidiary, Telestone China, since April 2001. Prior to accepting his position with Telestone China, from 1994 to 2001, Mr. Luo held various positions, including Deputy General Manager of Gold Cell Communications Co., Ltd. Mr. Luo studied Wireless Physics at Peking University.

Xu Yunxiao, has served as a member of our Board of Directors since August 23, 2004. Mr. Xu is President and Co-Founder of Canada Poly-Tech Consulting Inc., a Canadian engineering and business consulting company. From 2001 to 2003, Mr. Xu served as Chief Technology Officer for Wi-Comm United Communications Inc. From 2000 to 2001, Mr. Xu was a Technical Leader for Wi-Lan, Inc. Mr. Xu holds a Bachelors Degree from Peking University, a Masters Degree in Engineering from CTI of Ministry of Electronics Industry (China) and an MBA from Haskayne School of Business, University of Calgary.

Zhao Peng, has served as a member of our Board of Directors since August 23, 2004. Mr. Zhao is the Chief Inspector for Shanghai DB-Tel Corporation, a Chinese wireless phone equipment distributor. From 2002-2003, Mr. Zhao was the General Manager of Shanghai Zopow Communications Co., Ltd. From 2000-2002, Mr. Zhao was the Deputy General Manager of China Digital Co., Ltd. Mr. Zhao has studied Radio Technology Manufacturing at the Tianjin Radio Technology School, Automation Control as Hebei Mechanical & Electronics College, International Trade at Hebei Finance College, Japanese language at Fukuda Culture College and completed an MBA program at JOSAI International University.

Zhu Lian, has served as a member of our Board of Directors since August 23, 2004. Mr. Zhu is a director and the Deputy General Manager of Tianjin-Golik-The First Steel Wire Rope Co., Ltd., where he is responsible for finance and accounting functions. Prior to taking that position, Mr. Zhu was the Chief Financial Officer of various large public companies, including Sparkice E-Commerce Ltd. (2001-2002); Beijing Sanitary Ware, Ltd. (2000-2001); and Eagle Brand Holding Ltd. (2000). Mr. Zhu holds a Bachelors Degree in Mechanics and a Masters Degree in Mechanics from Tsing Hua University. In addition, Mr. Zhu holds a Masters of Business Administration from the University of Illinois-Chicago and a Masters Degree in Accounting from the University of Illinois-Chicago.

Chen Xuefeng, has served as a member of our Board of Directors since December 15, 2004. Mr. Chen graduated from Xi’an Electric Science University, Computer Science Division. After graduation, Mr. Chen joined Shanxi Business Administration University as an assistant professor. In 1992, Mr. Chen founded XI’an Sun Technologies Development Co. Ltd. and has served as a director of that company since its inception. Mr. Chen is responsible for the development of marketing strategies and the establishment of sales networks. Mr. Chen has experience in retail, marketing, sales strategies planning and new product development.

Zhang Xingang, has served as a member of our Board of Directors since December 15, 2004. Currently, Mr. Zhang is the General Manager and Director of Guangzhou Guangcheng Digital Technology Co., Ltd. From July 1 1997 to June 1 2004, Mr. Zhang was General Manager, director of Shenzhen Jiangyou Communication Equipments Inc. From February 1992 until June 1997, Mr. Zhang was head of marketing and general management of Shenzhen Sangda Telecommunication Co., Ltd. Mr. Zhang graduated with a bachelor’s degree in Electric Countermine from Electric Engineering Division of Northwest

Board of Directors and Committees of the Board of Directors

The Board of Directors currently consists of seven directors. The Board of Directors held two meetings during 2005. All current directors attended at least 75% of the meetings of the Board of Directors and Board committees of which they are members. We have an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. The Board of Directors has adopted and implemented formal charters setting forth the powers and responsibilities of each of its principal committees. All three of our charters and corporate governance guidelines may be viewed on the corporate governance page of our web site, www.telestone.com.

The Compensation Committee is responsible for the administration of all salary, bonus and incentive compensation plans for our officers and key employees. The members of the Compensation Committee are Zhang Xingang, Zhao Peng and Xu Yunxiao, all of whom are “independent” directors. This Committee held one meeting during the year ended December 31, 2005.

The Audit Committee is currently comprised of Zhu Lian, designated financial expert, Chen Xuefeng and Xu Yunxiao, each of whom are “independent” as that term is defined under American Stock Exchange listing standards. The Audit Committee is directly responsible for the appointment, retention, compensation and oversight of the work of any registered public accounting firm employed by the Company (including resolution of disagreements between management and the accounting firm regarding financial reporting) for the purpose of preparing or issuing an audit report or related work or performing other audit, review or other services. Any such registered public accounting firm must report directly to the Audit Committee. The Audit Committee has the ultimate authority and responsibility to evaluate and, where appropriate, replace the registered public accounting firm. The Audit Committee met once during the year ended December 31, 2005.

The Nominating and Corporate Governance Committee is responsible for preparing a list of candidates to fill the expiring terms of directors on our Board of Directors. The committee submits the list of candidates to the Board of Directors who determines which candidates will be nominated to serve on the Board of Directors. The nominees are then submitted for election at the annual meeting of stockholders. The committee also submits to the entire Board of Directors, a list of candidates to fill any interim vacancies on the Board of Directors resulting from the departure of a member of the Board of Directors for any reason prior to the expiration of his term. In recommending candidates for the Board of Directors, the committee keeps in mind the functions of this body. The committee considers various criteria, including the ability of the individual to meet the American Stock Exchange “independence” requirements, general business experience, general financial experience, knowledge of the company’s industry (including past industry experience), education, and demonstrated character and judgment. The committee will consider director candidates recommended by a stockholder if the stockholder mails timely notice to the secretary of the Company at its principal offices, which notice includes (i) the name, age and business address of such nominee, (ii) the principal occupation of such nominee, (iii) a brief statement as to such nominee’s qualifications, (iv) a statement that such nominee consents to his or her nomination and will serve as a director if elected, (v) whether such nominee meets the definition of an “independent” director under American Stock Exchange listing standards and (vi) the name, address, class and number of shares of company stock held by the nominating stockholder. Any person nominated by a stockholder for election to the Board of Directors will be evaluated based on the same criteria as all other nominees. The committee also oversees our adherence to our corporate governance standards. The members of the committee are Xu Yunxiao, Chen Xuefeng, and Zhao Peng. The committee met once during 2005.

The Board of Directors welcomes communications from our stockholders, and maintains a process for stockholders to communicate with the Board of Directors. Stockholders who wish to communicate with the Board of Directors may send a letter to the Chairman of the Board of Directors of Telestone Technologies Corporation, at Floor 6, Saiou Plaza, No. 5 Haiying Road, Fengtai Technology Park, Beijing, China. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Stockholder-Board Communication.” All such letters should identify the author as a security holder. All such letters will be reviewed by the Chairman of the Board of Directors and submitted to the entire Board of Directors no later than the next regularly scheduled Board of Directors meeting.

We have no policy with respect to director attendance at annual meetings.

Executive Officers

In addition to Messrs. Daqing and Zhengbin, the other executive officers of the Company are as follows:

Liu Dongping has served as Chief Financial Officer since August 23, 2004. Prior to assuming his Chief Financial Officer duties with us, from 2001 to 2003, Mr. Liu was the Director of the Guarantee Service Department, the Manager of the Risk Control Department and a Project Manager for Shenzhen Qixin Credit Guarantee Co., Ltd. From 1998 to 2001, Mr. Liu was the Manager of the Financial Department of Shenzhen 3-Nine Auto Development Co., Ltd. Mr. Liu studied Auditing at the Economics School of Wuhan University.

Wang Jianjun has served as Vice President since November of 2001. Prior to assuming his Vice President duties with Telestone, from 1997 to 2001, Mr. Wang was a Technology Representative for LPG Allgon Co. in its Beijing Office. Mr. Wang holds a Bachelors Degree in Communication Engineering and a Masters degree in Communication and Electronic Systems, both from Xidian University of Electronic Science & Technology.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

There was no officer whose salary and bonus for the period exceeded $100,000.

Summary Compensation Table

Name and Principal Underlying Positions	Year	Salary	Bonus	Other Compensation	Options
Han Daqing – President & CEO	2005	$50,000	$30,000	—	—
	2004	$50,000	$30,000
	2003	$50,000	$30,000

Liu Dongping – Chief Financial Officer	2005	$25,000	$10,000
	2004	$25,000	$10,000	—	—
	2003	$25,000	$10,000

Luo Zhengbin – Chief Technology Officer	2005	$36,000	$14,000	—	—
	2004	$36,000	$14,000
	2003	$36,000	$14,000

Wang Jianjun – Vice President	2005	$30,000	$10,000	—	—
	2004	$30,000	$10,000
	2003	$30,000	$10,000

On June 27, 2005, a Stock Option Plan was approved at the 2005 annual meeting of stockholders. The purpose of the Plan is to promote the growth and general prosperity of the Company by permitting the Company to grant options to purchase common stock and restricted stock of the Company to key employees, non-employee directors, and advisors. The Plan is designed to help the Company and its subsidiaries and affiliates attract and retain superior personnel for positions of substantial responsibility and to provide key employees, non-employee directors, and advisors with an additional incentive to contribute to the success of the Company.

We have no retirement, pension, or profit-sharing programs for the benefit of directors, officers or other employees, but our Board of Directors may recommend adoption of one or more such programs in the future.

Directors' Compensation

The non-executive directors were separately compensated for their services in the year ended December 31, 2005. Mr. Zhu Lian, our non-executive director, was paid $10,000 for his services. The remaining non-executive directors were compensated $5000 for their services.

Employment Contracts and Termination of Employment and Change-in-Control Arrangements

The Company does not have employment agreements with its executive officers.

COMPENSATION COMMITTEE INTERLOCKS
AND INSIDER PARTICIPATION

No executive officer served as a director of another entity or as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served as a member of our board of directors dealing with matters relating to executive compensation.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

It is the duty of the Compensation Committee of the Board of Directors to develop, administer and review the Company's compensation plans, programs and policies, to monitor the performance and compensation of executive officers and other key employees and to make appropriate changes relating to executive compensation.

The Company's compensation program is intended to motivate, retain and attract management, linking incentives to financial performance and enhanced shareholder value. The program's fundamental philosophy is to tie the amount of compensation "at risk" for an executive to his or her contribution to the Company's success in achieving superior performance objectives.

The compensation program for the named executive officers consists of four components: (i) a base salary; (ii) and the potential for an annual bonus based upon the satisfaction of certain performance criteria set annually by the Compensation Committee for each position and a special bonus as warranted and; (iii) grants of stock options awards under the Company's Stock Option Plan.

The bonus criteria may relate to overall Company performance, the individual executive's performance or a combination of the two, depending upon the particular position at issue. The bonus component constitutes the "at risk" portion of the compensation program.

All amounts paid or accrued during fiscal year 2005 for executive officers under the above-described compensation program are included in the table found in the section captioned "Summary Compensation Table."

Members of the Compensation Committee
Zhang Xingang
Zhao Peng
Xu Yunxiao

REPORT OF THE AUDIT COMMITTEE

The following Report of the Audit Committee of the Board of Directors does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.

The Audit Committee is directly responsible for the appointment, retention, compensation and oversight of the work of any registered public accounting firm employed by the Company (including resolution of disagreements between management and the accounting firm regarding financial reporting) for the purpose of preparing or issuing an audit report or related work or performing other audit, review or other services. Any such registered public accounting firm must report directly to the Audit Committee. The Audit Committee has the ultimate authority and responsibility to evaluate and, where appropriate, replace the registered public accounting firm. The Audit Committee met once during the year ended December 31, 2005.

The Audit Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under the Audit Committee's charter. The Audit Committee met once during the year ended December 31, 2005.

In overseeing the preparation of the Company's annual financial statements, the Audit Committee met with both management and the Company's outside auditors to review the scope of and discuss the results of the audit and significant accounting issues. Management advised the Audit Committee that all financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee discussed the statements with both management and the outside auditors. The Audit Committee's review included discussion with the outside auditors of matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communication With Audit Committees).

With respect to the Company's outside auditors, the Audit Committee, among other things, reviewed with Moore Rowland Mazars their fees for audit, audit-related, tax and all other services, and approved those fees prior to being incurred, and discussed matters relating to their independence, including the disclosures made to the Audit Committee as required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). The Audit Committee considered whether their provision of non-audit services is compatible with maintaining their independence.

On the basis of these reviews and discussions, the Audit Committee recommended to the Board of Directors that the Board approve the inclusion of the Company's audited financial statements in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2005, for filing with the Securities and Exchange Commission.

Members of the Audit Committee

Zhu Lian (Designated financial expert)
Chen Xuefeng
Xu Yunxiao

Change in Independent Registered Public Accounting Firm

None.

Fees Paid to Independent Registered Public Accounting Firm

Audit Fees. The aggregate fees billed by Moore Rowland Mazars, Certified Public Accountants for professional services rendered for the audit of the Company’s financial statements for the fiscal year ended December 31, 2004 was $50,000 and the fees billed for the fiscal year ended December 31, 2005 was $57,500.

Audit-Related Fees. There were no fees for assurance and related services by Moore Rowland Mazars, Certified Public Accountants for the fiscal years ended December 31, 2004 and December 31, 2005.

Tax Fees. There were no fees for tax compliance, tax advice or tax planning services by Moore Rowland Mazars, Certified Public Accountants for the fiscal years ended December 31, 2004 and December 31, 2005.

All Other Fees. There were no other fees for either audit-related or non-audit services billed by Moore Rowland Mazars, Certified Public Accountants for the fiscal years ended December 31, 2004 and December 31, 2005.

PRINCIPAL SHAREHOLDERS

Security Ownership of Management

The following table sets forth, as of March 1, 2006, certain information with respect to the beneficial ownership of each class of the Company's equity securities by each director and the named executive officers of the Company and all directors and executive officers of the Company as a group(1).

	Amount and Nature of Beneficial Ownership(1)
Name of Beneficial Owner	Number of Shares (2)	Percent of Voting Stock (3)

Han Daqing	3,280,000	38.20%

Liu Dongping	0	*

Luo Zhengbin	246,000	2.86%

Wang Jianjun	328,000	3.82%

Xu Yunxiao	0	*

Zhao Peng	0	*

Zhu Lian	0	*

Chen Xuefeng	0	*

Zhang Xingang	0	*

Directors and executive officers as a group (9 persons)	3,854,000	44.88%

* Less than 1%

(1)
On May 17, 2006 there were 8,602,106 shares of common stock outstanding. Each person named above has sole investment and voting power with respect to all shares of the common stock shown as beneficially owned by the person, except as otherwise indicated below.

(2)
Under applicable rules promulgated by the SEC pursuant to the Exchange Act, a person is deemed the “beneficial owner” of a security with regard to which the person, directly or indirectly, has or shares (a) the voting power, which includes the power to vote or direct the voting of the security, or (b) the investment power, which includes the power to dispose or direct the disposition of the security, in each case irrespective of the person’s economic interest in the security. Under these SEC rules, a person is deemed to beneficially own securities which the person has the right to acquire within 60 days through (x) the exercise of any option or warrant or (y) the conversion of another security.

(3)
In determining the percent of common stock owned by a person (a) the numerator is the number of shares of common stock beneficially owned by the person, including shares the beneficial ownership of which may be acquired within 60 days upon the exercise of options or warrants or conversion of convertible securities, and (b) the denominator is the total of (i) the 8,602,106 shares of common stock outstanding on May 17, 2006 and (ii) any shares of common stock which the person has the right to acquire within 60 days upon the exercise of options or warrants or conversion of convertible securities. Neither the numerator nor the denominator include shares which may be issued upon the exercise of any other options or warrants or the conversion of any other convertible securities.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Pursuant to a contractual relationship, our President and Chief Executive Officer, Mr. Han, holds legal title to certain property in Beijing which we use for our Beijing Branch Office. Pursuant to this agreement, we make the mortgage payment on behalf of Mr. Han in return for his irrevocable agreement to transfer title of the property to us upon the termination of the mortgage which currently encumbers the property. The monthly mortgage payment, which we make on behalf of Mr. Han, is approximately $3400 per month.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

Our Certificate of Incorporation provides that we will indemnify any officer or director, or former officer or director, to the fullest extent permitted by law. Our Bylaws provide for the indemnification of our directors, officers, employees, and agents, under certain circumstances, against expenses incurred by them in any litigation to which they become a party arising from their association with or activities on behalf of our company. We will also bear the expenses of such litigation for any of our directors, officers, employees, or agents, upon such person’s promise to repay us therefore if it is ultimately determined that any such person shall not have been entitled to indemnification.

SECTION 16(a) REPORTING COMPLIANCE

Section 16(a) of the Securities and Exchange Act of 1934 requires the Company's directors and executive officers, and persons who beneficially own more than ten percent (10%) of a registered class of the Company's equity securities, to file with the SEC reports of ownership and changes in ownership of Common Stock and other equity securities of the Company. Executive officers, directors and greater than ten percent (10%) beneficial owners are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports that they file. Based solely upon a review of the copies of such reports furnished to the Company or written representations that no other reports were required, the Company believes that, during fiscal year 2005, all filing requirements applicable to its executive officers, directors, and greater than ten percent (10%) beneficial owners were met.

OTHER MATTERS ARISING AT THE ANNUAL MEETING

The matters referred to in the Notice of Annual Meeting and described in this Proxy Statement are, to the knowledge of the Board of Directors, the only matters that will be presented for consideration at the Annual Meeting. If any other matters should properly come before the Annual Meeting, the persons appointed by the accompanying proxy will vote on such matters in accordance with their best judgment pursuant to the discretionary authority granted to them in the proxy.

SHAREHOLDER PROPOSALS

A shareholder of the Company who wishes to present a proposal for action at the Company's 2007 Annual Meeting of Shareholders must submit such proposal to the Company, in accordance with Rule 14-8 under the Securities Exchange Act of 1934. To be eligible for inclusion such proposal must be received by the Company, no later than January 15, 2007.

COST OF SOLICITATION OF PROXIES

The solicitation of proxies pursuant to this Proxy Statement is made by and on behalf of the Company's Board of Directors. The cost of such solicitation will be paid by the Company. Such cost includes the preparation, printing and mailing of the Notice of Annual Meeting, Proxy Statement, Annual Report and form of proxy. The solicitation will be conducted principally by mail, although directors, officers and employees of the Company (at no additional compensation) may solicit proxies personally or by telephone or telegram. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of proxy material to the beneficial owners of shares held on record by such fiduciaries, and the Company may reimburse such persons for their reasonable expenses in so doing.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Representatives of Moore Rowland Mazars, which audited the Company's 2005 financial statements, are expected to be present at the Annual Meeting. They will have the opportunity to make a statement if they so desire, and they are expected to be available to respond to appropriate questions.

ANNUAL REPORT ON FORM 10-K

The Company’s Annual Report of Form 10-KSB covering the fiscal year ended December 31, 2005 accompanies this Proxy Statement. Except for the financial statements included in the Annual Report that are specifically incorporated by reference herein, the Annual Report of Form 10-KSB is not incorporated in this Proxy Statement and is not to be deemed part of this proxy soliciting material. Additional copies of the Annual Report of Form 10-KSB are available upon request.

By Order of the Board of Directors,

/s/ Han Daqing
Han Daqing President, Chief Executive Officer, Chairman of the Board and Director

Floor 6, Saiou Plaza No. 5 Haiying Road, Fengtai Technology Park Beijing, China 100070 June 1, 2006

PROXY

TELESTONE TECHNOLOGIES CORPORATION

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE
ANNUAL MEETING OF STOCKHOLDERS
To Be Held on July 10, 2006

The stockholder(s) whose signature(s) appear(s) on the reverse side of this proxy form hereby appoint(s) Han Daqing or any of them as proxies, with full power of substitution, and hereby authorize(s) them to represent and vote all shares of Common Stock of the Company which the stockholder(s) would be entitled to vote on all matters which may come before the Annual Meeting of Stockholders to be held Monday, July 10, 2006, at 10:00 a.m., at the offices of Kirkpatrick & Lockhart Nicholson Graham LLP, 599 Lexington Avenue, New York, New York 10022.

This proxy will be voted in accordance with the instructions indicated on the reverse side of this card. If no instructions are given, this proxy will be voted FOR the proposal and in the proxies’ discretion upon such other business as may properly come before the meeting and any adjournments or postponements thereof.

(To Be Signed on Reverse Side.)
______________________________________________________________
Please date, sign and mail your proxy card in the
envelope provided as soon as possible.
â Please detach along perforated line and mail in the envelope provided. â

FOR THE MATTER SET FORTH BELOW, THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE MATTER SUBMITTED. PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE INK AS SHOWN HERE ☒

1.	ELECTION OF DIRECTORS - Han Daqing, Luo Zhengbin, Zhu Lian, Xu Yunxiao, Zhao Peng, Zhang Xingang and Chen Xuefeng.

☐ Vote FOR from all nominees listed above, except vote withheld from (to withhold authority to vote for any individual nominee, write in the names on the line below:)

☐ Vote WITHHELD from all nominees

Signature of Stockholder

Date:

Signature of Stockholder
Date:
NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.